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                                                               EXHIBIT 11

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENT, that the undersigned, Zurich Insurance Company (the "Company"), hereby makes, constitutes and appoints STEVEN D. GERMAIN as the Company's agent and attorney in fact for the purpose of executing on behalf of the Company, all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement relating to the acquisition, ownership, management or disposition of securities of Provident Companies, Inc., and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Act") and the rules and regulations promulgated thereunder, including: (1) all documents relating to the beneficial ownership of securities required to be filed with the SEC pursuant to
Section 13(d) or Section 16(a) of the Act including, without limitation: (a) any acquisition statements on Schedule 13D or Schedule 13G and any amendments thereto, (b) any joint filing agreements pursuant to Rule 13d-1(f) and (c) any initial statements of, or statements of changes in, beneficial ownership of securities on Form 3, Form 4 or Form 5 and (2) any information statements on Form 13F required to be filed with the SEC pursuant to Section 13(f) of the Act.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by the Company.

IN WITNESS WHEREOF, the Company has executed this instrument this 7th day of April, 1997.

                                               ZURICH INSURANCE COMPANY


                                               By: /s/ Kaspar Hotz
                                                  ---------------------------
                                               Name:  Kaspar Hotz
                                               Title:  Corporate Secretary &
                                                       General Counsel


                                               By: /s/Monica Machler
                                                  ---------------------------
                                               Name:  Monica Machler
                                               Title: Member of the Executive
                                                      Staff